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                                                                   Exhibit 10.13


                           2290 REMOTE ACCESS GATEWAY
                                    ("HAWK")

                          TECHNOLOGY TRANSFER AGREEMENT

                                     BETWEEN

                              PARADYNE CORPORATION

                                       AND

                               ACCESS BEYOND INC.
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                                      INDEX


ARTICLE I                  GENERAL

ARTICLE II                 PUBLICITY

ARTICLE III                CONSIDERATION

ARTICLE IV                 TECHNOLOGY TRANSFER AND SUPPORT

ARTICLE V                  INTELLECTUAL PROPERTY

ARTICLE VI                 TERMINATION

ARTICLE VII                MISCELLANEOUS PROVISIONS



DEFINITIONS APPENDIX

ATTACHMENT A               DELIVERY OF HAWK TECHNOLOGY

ATTACHMENT B               SALE OF HAWK PRODUCT INVENTORY



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This Agreement, including all Attachments referred to herein, (the "Agreement")
is entered into as of the _____ day of May, 1997, (the "Effective Date") by and between

         Paradyne Corporation ("Paradyne"), a Delaware corporation, having a principal office at 8545 126th Avenue North, Largo, Florida 33773, and

         Access Beyond Inc. ("ABI") a Delaware corporation, having a principal office at 1300 Quince Orchard Boulevard, Gaithersburg, Maryland 20878.

WHEREAS, Paradyne has developed the HAWK PRODUCT;

WHEREAS, ABI wishes to acquire the HAWK PRODUCT from Paradyne;

WHEREAS, ABI and Paradyne are each desirous of ABI developing, manufacturing, selling, and promoting the HAWK PRODUCT and,

WHEREAS, both parties have heretofore disclosed to each other, pursuant to a Letter of Intent (LOI) of March 19, 1997 and a Mutual Confidentiality Agreement
(MCA) of April 1, 1997 certain specifications, designs, plans, drawings, software, data, prototypes, or other business and/or technical information useful for such developing, manufacturing, selling and promoting of the HAWK PRODUCT, which information is proprietary to the disclosing party or its affiliated companies, and may wish to disclose additional information to each other hereafter, for the purpose of ABI developing, manufacturing, selling, and promoting such HAWK PRODUCT,

NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, and intending to be legally bound by the provisions of this Agreement, ABI and Paradyne agree as follows:


                                    ARTICLE I
                                     GENERAL

1.01 TERM

This Agreement is effective as of the Effective Date specified above and shall remain in effect until terminated pursuant to the provisions of Article VI.


1.02 STATUS OF THE PARTIES

The relationship of the parties under this Agreement shall be, and at all times shall remain, one of independent contractors, and ABI is neither an employee nor an agent of Paradyne.



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1.03 TRANSFER OF OWNERSHIP

Effective upon the occurrence of all CLOSING DATE events, Paradyne transfers to ABI all right, title and interest in the HAWK TECHNOLOGY. Paradyne represents and warrants that it has the unencumbered legal authority to convey to ABI clear title to the HAWK TECHNOLOGY and upon the purchase hereunder ABI shall have acquired title to the HAWK TECHNOLOGY free and clear of any claims or encumbrances. From and after the effective date of this transfer, Paradyne will have no further rights in the HAWK TECHNOLOGY as transferred to ABI. Subject to
Section 1.06 below, Paradyne retains all right, title and interest in any predecessor firmware and documentation utilized by Paradyne in the development of the HAWK TECHNOLOGY as transferred to ABI, and in the PARADYNE INTELLECTUAL PROPERTY.

1.04 GRANTS

The following grants shall be effective upon the occurrence of the CLOSING DATE events:

(a) Subject to the terms and conditions of this Agreement, Paradyne grants to ABI worldwide, perpetual, exclusive (subject to the provisions of Article VI, and Sections 5.06 and 5.07), and non-transferable (except as provided for in
Section 7.06) licenses to use the PARADYNE INTELLECTUAL PROPERTY to develop, make, have made, use, sell or otherwise dispose of, modify, enhance, create derivatives of, support, and maintain HAWK PRODUCTS, but only to the extent that PARADYNE INTELLECTUAL PROPERTY is required to do so, and provided that Paradyne shall have no obligations with respect to support, indemnification, or any other work related to any modifications and enhancements made by ABI.

(b) Subject to the terms and conditions of this Agreement, Paradyne grants to ABI under the PARADYNE HAWK PATENTS worldwide, perpetual (subject to the provisions of Article VI, and Sections 5.06 and 5.07), and non-transferable (except as provided for in Section 7.06):

         (i) immunity to make, have made, use, lease, maintain, modify, sell and import HAWK PRODUCTS;

         (ii) immunity to make, have made, use, lease, sell and import machines, tools, materials and other instrumentalities, insofar as such machines tools, materials and other instrumentalities are involved in or incidental to the development, manufacture, testing, or repair of HAWK PRODUCTS which are or have been made, used, leased, owned, maintained, sold or imported by ABI; and

         (iii) the right to convey to any customer of ABI, with respect to any HAWK PRODUCTS which are sold or leased by ABI to such customer, immunity to use and resell as sold or leased by ABI (whether or not as part of a larger combination).



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(c) The immunity granted under Section 1.04(b) shall remain in effect and not be terminated for as long as the licenses granted under Section 1.04(a) remain in effect.

(d) Subject to the terms and conditions of this Agreement, Paradyne grants to ABI a worldwide, perpetual (subject to the provisions of Article VI, and Sections 5.06 and 5.07), and non-transferable (except as provided for in Section 7.06) license to the software module known as SWSP4 (as described in Attachment A, Section A1) solely for the purpose of reproducing and distributing SWSP4 as part of the HAWK FIRMWARE embedded and incorporated in a HAWK PRODUCT, provided that the SWSP4 module is only distributed in an inactive manner and does not perform any useful QADM function. ABI acknowledges that SWSP4 is part of certain QADM Technology and that Paradyne retains all rights, title and interests in such module and such technology, and further that ABI's use of SWSP4 in an active, useful QADM manner must be specified in, and governed by, a separate QADM Technology Transfer and AudioSpan(TM) Trademark License Agreement to be executed by the parties.

(e) ABI agrees that other than the right granted in Section 1.05 (Product Name License), no right is granted herein to use any identification (such as, but not limited to trade names, trademarks, trade dress, trade devices, service marks or symbols, and abbreviations, contractions or simulations thereof) owned by or used to identify Paradyne or any of its products, services or organizations.


1.05  PRODUCT NAME LICENSE

Paradyne hereby grants to ABI whatever rights Paradyne may have to reproduce and use the product names "2290 Remote Access Gateway" and "2290 Remote Access Server" and variations thereof solely in connection with the promotion, marketing, and sale of HAWK PRODUCTS.


1.06  EXCLUSIVITY

Except as provided for herein, Paradyne agrees that it will not sell or authorize any other party to sell a product developed by Paradyne, or a product that embodies or incorporates HAWK TECHNOLOGY, where such product is substantially functionally equivalent to the HAWK PRODUCT, at any time from the effective date of this Agreement until the Agreement is terminated, but this restriction will only apply to HAWK PRODUCTS that accommodate ISDN or V.34/56K dial access. Paradyne represents that no other party has heretofore been authorized to sell HAWK PRODUCTS and that no other party has any right, title or interest in the HAWK TECHNOLOGY as of the effective date of this Agreement. For the same period of time, ABI will, at Paradyne's option, sell HAWK PRODUCTS to Paradyne on an OEM Basis on "most favored customer" terms (see below).



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"Most favored customer" - Notwithstanding any other provisions of this
Agreement, all of the prices, terms and warranties granted by ABI to Paradyne hereunder or under any associated OEM Purchase Agreement by ABI shall be as favorable as any other prices, terms and warranties granted by ABI to any other customer for similar product. Upon reasonable prior notice Paradyne shall have the right to audit ABI's books and records to the extent necessary to verify ABI's compliance with this provision.

Once a year, and each time that Paradyne purchases HAWK PRODUCT from ABI, ABI shall notify Paradyne of the prices, warranties, and terms that satisfy the "most favored customer" requirements of the previous paragraph. Regardless of whether such notice is sent by ABI or received by Paradyne, all purchases of HAWK PRODUCT by Paradyne shall be deemed to be at the prices, warranties, and terms to Paradyne that satisfy the "most favored customer" requirements of the previous paragraph.


                                   ARTICLE II

                                    PUBLICITY

Upon the execution hereof, the parties shall make a joint public announcement related to the execution of this Agreement and any other agreements executed coincident with this Agreement. Such announcement shall be subject to the prior common written approval of both parties. Without obligation to do so, it is Paradyne's intent to make supportive comments regarding both the HAWK PRODUCT and ABI's acquisition of same. Paradyne shall not unreasonably or without due cause make disparaging remarks or comments about ABI or the HAWK PRODUCTS as manufactured and sold by ABI or the HAWK TECHNOLOGY.

ABI will have the right to reasonably review all public relations material from Paradyne relative to the HAWK PRODUCT which includes ABI's name.

Paradyne will have the right to reasonably review and approve all public relations material from ABI relative to the HAWK PRODUCT which includes Paradyne's name. ABI may, subject to such reasonable review and approval by Paradyne, use Paradyne's name in public relations materials associated with the HAWK PRODUCT.


                                   ARTICLE III

                                  CONSIDERATION

3.01 CONSIDERATION

In consideration of the rights and transfers herein granted and conveyed:



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(a)      ABI shall convey to Paradyne and register 503,704 shares of ABI stock as provided for in the Stock Purchase Agreement executed by the parties coincident with this Agreement, and

(b) ABI shall pay twenty-five thousand dollars ($25,000) to Paradyne for the Engineering Support activities specified in Section 4.02.1, and

(c) ABI shall make each of the payments for the HAWK PRODUCT inventory as specified in Attachment B.

The payments specified in (b) and (c) above are to be tendered by wire transfer upon the Effective Date to:

         First Union Bank
         Jacksonville, Florida
         A.B.A. 063000021
         Paradyne Account Number 2090002259142


3.02 PAYMENTS

(a) All cash payments specified in this Agreement are to be made in United States dollars without reduction for withholding taxes or any other amounts or set-off.

(b) ABI is responsible for any and all applicable state and local taxes in respect of the transactions contemplated by this Agreement, excluding taxes based on Paradyne's income.

(c) At Paradyne's option, interest charges may be added to any past due amounts at the rate of 1-1/2% per month; or if this interest rate exceeds the maximum allowed by applicable law, then at the maximum lawful rate.


                                   ARTICLE IV

                               TECHNOLOGY TRANSFER

4.01 TECHNOLOGY DELIVERY

Upon the CLOSING DATE, Paradyne will deliver to ABI the HAWK TECHNOLOGY in the form of a comprehensive set of specifications and technical information, hardware and software elements as specified in Attachment A. Fixtures, tools, test heads and other hardware as described in Attachment A shall be tendered within fifteen (15) business days of the CLOSING DATE.



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Paradyne represents that, to the best of its knowledge, the firmware, documentation and technical information as delivered to ABI includes all HAWK TECHNOLOGY developed for the HAWK PRODUCT through the Effective Date of this Agreement, even if all such developed items are not listed in the Attachments to this Agreement. Paradyne agrees to promptly deliver to ABI upon discovery any such developed items not listed in such Attachments.

Within five (5) business days of the execution of this agreement, ABI will verify, at Paradyne's Largo facility, the inventory of the items set forth in the Attachments.

In addition, a listing of any fixtures, tools, test heads, etc. applicable to the HAWK PRODUCT shall be provided on the CLOSING DATE.

Additional terms of delivery for the HAWK TECHNOLOGY are specified in Attachment A.


4.02 TECHNICAL SUPPORT

Paradyne represents that the levels and types of technical support described below are adequate, in conjunction with the HAWK TECHNOLOGY as delivered to ABI, to allow a firm with technical personnel as technically proficient and "skilled in the art" as Paradyne Corporation to understand, manufacture and further develop the HAWK PRODUCT.


4.02.1 ENGINEERING SUPPORT

Paradyne will provide the following development engineering support to ABI:

         -        A one (1) day familiarization seminar in Largo

         - For a 2 week period, 2 hours of scheduled phone support per day

         - For a 2 month period, 2 hours of scheduled phone support per week


4.02.2 MANUFACTURING SUPPORT

Paradyne will provide the following manufacturing support to ABI:

         -        Two (2) days of on-site support by a Test Engineer

         - For a 3 month period, 2 hours of scheduled phone support per week


         - During such 3 month period, Paradyne will exercise commercially reasonable efforts to provide E-mail and/or Voice-mail responses within 24 hours of receipt of inquiries from ABI's staff.

         - Paradyne will allow ABI to have access to the Hardware at - Paradyne's Largo facility and provide reasonable technical support to assist ABI in becoming familiar with and to test the Hardware, provided that this access will not exceed 3 consecutive days, will occur no later than 10 days after the CLOSING DATE, and will be at ABI's expense.

4.02.3 PRODUCT SUPPORT

Paradyne will provide third level support for the first six months after the CLOSING DATE by ABI of the initial HAWK PRODUCT, at no charge during the first ninety (90) days and on a preferred customer pricing basis thereafter for the remainder of the first six (6) months.

For the first 90 days after the CLOSING DATE, Paradyne will provide the following product support training at no cost to ABI:

         Paradyne will provide five (5) days of third level training to up to four (4) of ABI's technical employees for the purpose of establishing a core competency within ABI for self-sustaining third level product support upon product introduction. Certain prerequisites are required prior to Paradyne scheduling the delivery of this training:

         -        ABI must set up a facility and equipment at an ABI site;

         - Students must be familiar with Microsoft NT, with strong skills in PC hardware, BIOS and software applications;

         - Students must have extensive experience in analog and digital modem technology, along with strong knowledge of T1 technology and service.

         During that 90 day period, Paradyne will exercise commercially reasonable efforts to provide E-mail and/or Voice-mail responses within 24 hours of receipt of inquiries from ABI's staff.

         During the first 30 days, two separate one hour, pre-scheduled, conference calls per week will be supported by Paradyne for product support matters.

         For the next 60 days, a one-hour, pre-scheduled, conference call per week will be supported by Paradyne for product support matters.

For the second 90 days after the CLOSING DATE, Paradyne will offer direct telephone support at a rate of two hundred dollars ($200) per hour.


4.02.4 ADDITIONAL TECHNICAL SUPPORT

Over the first two (2) years of this Agreement, for technical support beyond that defined in Section 4.02. Paradyne will provide additional technical support to ABI on an if, and as available basis, at Paradyne's then current technical support rate, and ABI shall pay all reasonable travel and lodging expense associated therewith if such technical support activities occur at other than Paradyne's Largo facility.

4.03 MARKETING SUPPORT

Paradyne will provide the following marketing support to ABI for the HAWK
PRODUCT:

         -        Provide a listing of sales channels for distribution of HAWK
                  PRODUCT

         -        Assist with introductions to these identified sales channels


                                    ARTICLE V

                              INTELLECTUAL PROPERTY

5.01 FURNISHING OF PROPRIETARY INFORMATION

(a) All information which Paradyne and ABI may have furnished to each other under the LOI or MCA, prior to the Effective Date hereof, and which relates to the design, development and/or manufacture of HAWK PRODUCTS, shall be deemed to have been furnished hereunder and to be part of Paradyne's TECHNICAL INFORMATION or ABI's TECHNICAL INFORMATION, as the case may be, based upon which party has furnished such information to the other.

(b) All information which may be furnished hereunder by Paradyne and ABI to each other after the Effective Date hereof, and which relates to the design, development and/or manufacture of HAWK PRODUCTS, shall also constitute part of Paradyne's TECHNICAL INFORMATION or ABI's TECHNICAL INFORMATION, as the case may be, based upon which party has furnished such information to the other.

(c) With respect to all TECHNICAL INFORMATION furnished during the term of this Agreement, the provisions of this Agreement shall supersede the corresponding provisions of the LOI or MCA.


5.02 MAINTENANCE OF PROPRIETARY INFORMATION

(a) ABI acknowledges that Paradyne has expended considerable time, effort and funds in developing the HAWK PRODUCT and in developing and generating its TECHNICAL INFORMATION. Each party agrees to maintain the confidentiality of, and not to use or disclose, the other's TECHNICAL INFORMATION except for the purposes permitted by this Agreement. Each party shall take commercially reasonable steps to cause its employees who have access to the other's TECHNICAL INFORMATION to comply with the foregoing sentence. The parties agree that the obligations of this Section 5.02(a) shall survive the completion, interruption or termination of this Agreement.

Notwithstanding the foregoing, the above confidentiality obligations shall not apply to TECHNICAL INFORMATION that



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         (i)      is or becomes generally known to the public without the
                  recipient's breach of its confidentiality obligations hereunder;

         (ii) is disclosed to the recipient by a third party without imposing confidentiality obligations thereof; or

         (iii) is disclosed by the recipient pursuant to an order of competent jurisdiction or requirement of law, but only after recipient has taken all reasonable and necessary steps to insure the confidentiality of such disclosure.

Further, both parties understand and agree that ABI's sales of HAWK PRODUCTS shall not constitute a breach of ABI's confidentiality obligations hereunder.

(b) ABI will take all reasonable steps, including placing appropriate notices on all HAWK PRODUCTS and in ABI's HAWK PRODUCT literature to protect PARADYNE INTELLECTUAL PROPERTY licensed under this Agreement.


5.03 EXPORT COMPLIANCE

(a) The parties acknowledge that PARADYNE INTELLECTUAL PROPERTY, including, without limitation, any products, software and hardware (including, but not limited to, services and training) provided under this Agreement (collectively "Information") are subject to U.S. export laws and regulations and/or certain resolutions of the Security Council of the United Nations (collectively "Export Laws") and that any use or transfer of Information must be in accordance with the Export Laws. ABI agrees that it will not use, distribute, transfer or transmit Information (even if incorporated into other products) except in compliance with the Export Laws.

(b) Paradyne shall not be liable for any damages incurred by ABI due to violations of this Section 5.03.

(c) Each Party agrees that the obligations of this Section shall survive the term of this Agreement.


5.04 OWNERSHIP

Except for those rights and interests expressly and unambiguously conveyed under this Agreement, each party shall retain all intellectual property rights, including patent, copyright, trade secret, know-how and other proprietary rights in and to any TECHNICAL INFORMATION, hardware, software, and other materials furnished by that party under this Agreement. With respect to Paradyne, the foregoing means that Paradyne retains all such rights in and to the PARADYNE INTELLECTUAL PROPERTY except those rights expressly and unambiguously granted to ABI under Section 1.04. With respect to ABI, the foregoing means that ABI receives all such rights and interests in and to the HAWK TECHNOLOGY that are expressly and unambiguously conveyed by Paradyne under
Section 1.03.


5.05 INVENTION

Any future joint development activities between the parties shall be under separate agreement. Inventions conceived or made in connection with this Agreement solely by an employee of one party shall be the sole property of that party. Inventions conceived of or made jointly by an employee of one party with an employee of the other party shall be jointly owned by both parties.


5.06 NOTICES REGARDING THIRD PARTY INTELLECTUAL PROPERTY

(a) Paradyne hereby notifies ABI that the HAWK PRODUCT is likely to utilize intellectual property owned by Lucent Technologies Inc. ("Lucent"). It shall be ABI's sole responsibility to acquire whatever licenses it deems necessary directly from Lucent.

(b) Paradyne hereby notifies ABI that the HAWK PRODUCT utilizes software modules developed and licensed by R. Scott Associates ("RSA"). It shall be ABI's sole responsibility to acquire whatever licenses it deems necessary directly from RSA.

(c) Paradyne hereby notifies ABI that the HAWK PRODUCT utilizes software modules developed by Netaccess Inc., a subsidiary of Xircom Inc. It shall be ABI's sole responsibility to acquire whatever licenses it deems necessary directly from Netaccess.

(d) Paradyne hereby notifies ABI that the HAWK PRODUCT incorporates hardware elements manufactured and sold by Netaccess Inc., a subsidiary of Xircom Inc. It shall be ABI's sole responsibility to make whatever purchasing arrangements it deems necessary directly with Netaccess.

(e) Except for the Third Party Intellectual Property identified in this Section, Paradyne represents that to the best of its knowledge no other software, licenses or other third party Intellectual Property rights are required to manufacture and sell HAWK PRODUCTS.


5.07 PRE-EXISTING LICENSES

The patents, technology and know-how licensed under this Agreement are subject to prior license agreements with Lucent Technologies Inc. and GlobeSpan Technologies Inc. Paradyne represents that to the best of its knowledge such license agreements do not conflict with and will not be violated by the transactions contemplated by this Agreement, and that such license agreements do not limit or restrict the transfers and grants contemplated by this Agreement.

                                   ARTICLE VI

                                   TERMINATION

6.01 TERMINATION FOR BREACH

In the event of a material breach of a material provision of the Stock Purchase Agreement or this Agreement by either party, the non-breaching party may, in addition to any other remedies that it may have, terminate this Agreement provided that it shall first give to the breaching party thirty (30) days written notice specifying such breach and the breaching party shall offer a remedy within said thirty days. If the default is not corrected by the offered remedy and such continued default is noticed in writing, this Agreement shall terminate if the default is not corrected within thirty (30) days of notice of continued default.


6.02 TERMINATION BY CONSENT

This Agreement may be terminated, in whole or in part, by mutual written consent of both parties.


6.03 EFFECT OF TERMINATION

(a) The respective obligations of ABI and Paradyne under the provisions of
Article V, and Article VII shall remain in force notwithstanding the termination of this Agreement.

(b) In the event that Paradyne fails to cure a material breach, termination of this Agreement pursuant to the provisions of this Article VI shall not affect or alter the transfer of ownership specified in Section 1.03 or the grant of rights in Section 1.04 or any other rights of ABI under this Agreement.

(c) Paradyne's termination of this Agreement pursuant to Section 6.01 shall not affect the transfers made to ABI under Section 1.03 or the rights granted to ABI under Section 1.04 which shall continue not withstanding such termination, pursuant to the terms and restrictions hereof, unless termination of those rights is permitted pursuant to Section 6.03 (e) or the equitable relief obtained under Section 6.03 (g) provides otherwise.

(d) An "Unwind Condition" shall be deemed to exist if Paradyne's termination pursuant to Section 6.01 occurs: (i) prior to Paradyne's receipt of all payments due for the transfer of inventory as specified in Attachment B, or (ii) prior to the date of registration of all shares pursuant to the Stock Purchase Agreement ("Registration Date"), or (iii) after the Registration Date, but prior to three
(3) months after the date of expiration or earlier waiver by ABI of the share sale restrictions of Section 8.2 of the Stock Purchase Agreement ("Lock Up Expiration Date"), and the material breach upon which the termination is based is ABI's failure to use its best efforts to maintain registration for any shares as provided in Section 7.1
(c) of the Stock Purchase Agreement.

(e) If an Unwind Condition exists, then notwithstanding subsection (c) and in addition to other remedies, Paradyne may elect to rescind this Agreement with the following results:

         (i) all rights, licenses, and immunities granted under this Agreement, including, but not limited to, the rights granted under Section 1.04, shall be terminated, and ABI shall promptly destroy or deliver to Paradyne, at Paradyne's option, all materials that embody or incorporate any PARADYNE INTELLECTUAL PROPERTY then in the possession or control of ABI; AND,

         (ii) ABI shall re-transfer to Paradyne all right, title, and interest in the HAWK TECHNOLOGY that was transferred under
                  Section 1.03, and return any inventory purchased under Attachment B (less any items consumed); AND,

         (iii) upon completion to Paradyne's reasonable satisfaction of the provisions of (i) and (ii) above, Paradyne shall return to ABI the consideration paid to Paradyne pursuant to Article III, less the value of any items consumed and less the value (but not more than $25,000) for any Engineering Support services rendered under Section 4.02.1, where the calculation of the value and amounts to be returned shall be subject to the reasonable agreement of the parties, and if the parties are unable to agree, then subject to the dispute resolution procedures of Section 7.17.

(f) If Paradyne's termination pursuant to Section 6.01 occurs after the Registration Date but prior to the Lock Up Expiration Date and the material breach upon which the termination is based is not ABI's failure to use its best efforts to maintain registration for any shares, in addition to such rights as Paradyne may have under 6.03 (g), ABI shall waive all share sale restrictions of the Stock Purchase Agreement remaining in effect as of such date, to the fullest extent permitted by law.

(g) In the event of a material breach of a material provision of this Agreement by ABI that is not cured within the notice period set forth in Section 6.01, the parties acknowledge and agree that the remedies and provisions above shall not be considered exclusive, and that, subject to Section 6.03 (c) Paradyne shall be free to seek additional remedies and recourse under law or equity, in whatever forum shall be appropriate. Not withstanding the provisions of 6.03 (c) ABI acknowledges that the rights granted hereunder, and the nature of the PARADYNE INTELLECTUAL PROPERTY, are such that Paradyne will suffer irreparable harm from a material breach of the material provisions of this Agreement regarding PARADYNE INTELLECTUAL PROPERTY not cured within the notice period set forth in
Section 6.01, and that therefore Paradyne shall be entitled to equitable relief, including, without limitation, injunction, preliminary injunction, and specific performance, as appropriate in the circumstances.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

7.01 INDEMNIFICATION

(a) In the event that the HAWK TECHNOLOGY (excepting its associated hardware elements) used for its inherent purposes, is held to constitute infringement of a U.S. Patent, and the use of same is enjoined in the U.S., Paradyne shall, at its option and its own expense, either (1) procure for ABI the right to continue using HAWK TECHNOLOGY; or (2) replace the same with substantially functionally equivalent non-infringing technology; or (3) modify the same so that it becomes non-infringing.


(b) Paradyne shall have no liability or obligation under Section 7.01 for any liability, loss, or damage caused by ABI's use of any TECHNICAL INFORMATION as provided to ABI hereunder.

Paradyne represents that to the best of Paradyne's knowledge, the HAWK TECHNOLOGY and the rights granted hereunder do not infringe any patents, trademarks, service marks, trade names, copyrights, or trade secrets or other proprietary rights of any other person or entity.

(c) ABI agrees that it will indemnify, defend, and hold harmless Paradyne, its affiliates and its customers and their officers, directors, employees, successors, and assigns (all hereinafter referred to in this clause as "Paradyne") against and from any and all claims, damages, and liability, including expenses and reasonable attorneys' fees, suffered by Paradyne resulting from claims of intellectual property infringement, personal injury and/or tangible property damage to third parties, including without limitation, Paradyne's employees, caused by (1) ABI's contributions to the HAWK PRODUCT, (2) the failure of HAWK PRODUCT to conform to HAWK TECHNOLOGY or defects in materials and workmanship of the HAWK PRODUCT, (3) any failure on the part of ABI to satisfy all claims for license fees, royalties, labor, equipment, materials, and other obligations, (4) the negligent acts of ABI, arising out of the performance under this Agreement, (5) ABI's breach of this Agreement, or (6) claims for product liability.

Paradyne and ABI agree that if a claim of intellectual property infringement is based on a combination of Paradyne's and ABI's contributions to the HAWK PRODUCT, Paradyne shall retain responsibility for the defense and the parties shall enter into "good faith" discussions as to the appropriate sharing of liabilities, including the costs of defense and attorney fees. Absent reaching such an agreement within a reasonable time, this issue may be resolved pursuant to Section 7.17 (Disputes).

(d) Except as specifically provided in this Agreement, neither party shall have any liability to the other for any claims, actions, liabilities, losses or damages arising out of the sale, lease, services, or related activities with respect to the products of the other party.

7.02 REGULATORY COMPLIANCE

ABI will be responsible for all aspects of regulatory compliance, including, but not limited to, tests for compliance with electromagnetic radiation standards, safety standards and other regulatory matters for ABI's HAWK PRODUCTS.

ABI will be provided copies of all homologation testing results (to the extent that they exist), emissions certifications and all other applicable agency related certifications which have been completed by Paradyne for the HAWK PRODUCT.


7.03 ACCURACY

Paradyne believes that Paradyne's TECHNICAL INFORMATION is true and accurate but Paradyne shall not be held to any liability for errors or omissions therein.


7.04 ADDRESSES AND CONTACTS

(a) Any notice or other communication hereunder shall be sufficiently given when sent by certified mail addressed to ABI at

                  Access Beyond Inc.
                  John Clary, Chief Operating Officer, SVP
                  1300 Quince Orchard Boulevard
                  Gaithersburg, Maryland  20878

or addressed to Paradyne at

                  Paradyne Corporation
                  Corporate Secretary
                  8545 126th Avenue North
                  Largo, Florida  33773.

Changes in such addresses may be specified by written notice.

(b) The parties have assigned the following persons as project managers, for technical matters relating to this Agreement and also for attempting to resolve disputes in the first instance with respect to implementation of this Agreement. In addition, the following named persons shall be the persons authorized for furnishing and receiving information pursuant to this Agreement. Either party may, by written notice to the other party, substitute another person for the person herein named. Each party shall promptly notify the other party in writing of any successor or designee of its project manager or of any change in the address of its project manager for notices.

For Paradyne:                          For ABI:
Virginia Beneke                        Jon Perkins
Director, Business Development         Vice President, Product Management

Paradyne Corporation                   Access Beyond Inc.
8545 126th Avenue North                1300 Quince Orchard Boulevard
Largo, Florida  33773                  Gaithersburg, Maryland  20878


7.05 INTEGRATION

This Agreement sets forth the entire Agreement and understanding between the parties as to the subject matter hereof and merges all prior discussion between them. Neither of the parties shall be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided for herein, or in prior written agreements, or in a writing signed with or subsequent to the Effective Date hereof by an authorized representative of the party to be bound thereby.


7.06 ASSIGNMENT

(a) Except as otherwise provided in this Section 7.06, the parties hereto have entered into this Agreement in contemplation of personal performance by each other and intend that neither this Agreement nor any of the rights or privileges hereunder shall be assigned, transferred, shared or divided, by operation of law, change in control, or otherwise, by either party without the prior written consent of the other party, whose consent shall not be unreasonably withheld. Any purported assignment or transfer requiring but not having the written consent of the other party shall be null and void. However, either party shall have the right to assign this Agreement at any time to a SUBSIDIARY.

(b) From and after the CLOSING, notwithstanding paragraph (a) above ABI may sell, transfer or assign the HAWK TECHNOLOGY and this Agreement, including the rights granted in the PARADYNE INTELLECTUAL PROPERTY under Section 1.04, to any third party, including without limitation a third party that acquires all or substantially all of the assets, stock, or business of ABI, provided that with respect to the rights granted in the PARADYNE INTELLECTUAL PROPERTY (i) such sale, transfer, or assignment does not violate the export laws of the United States, (ii) is to an entity domiciled in a jurisdiction wherein the provisions of this Agreement and related Agreements are reasonably enforceable, and (iii) such entity is not less capable than ABI, and specifically undertakes in writing addressed to Paradyne, to assure that it will perform the obligations of ABI hereunder.

(c) Notwithstanding paragraph (a) above, Paradyne shall have the right to assign this Agreement and to assign its rights and delegate its duties under this Agreement either in whole or in part (an "Assignment"), including, but not limited to, software licenses and other grants of intellectual property rights, at any time and without ABI's consent, to (i) any present or future affiliate (including any SUBSIDIARY or affiliated entity thereof) of Paradyne and/or (ii) any unaffiliated new entities that may be formed by Paradyne pursuant to a corporate reorganization, including any SUBSIDIARY or affiliated entity thereof, and/or (iii) any successor in interest or affiliate thereof to all or part of the business of Paradyne. Such assignment will be made only to an entity capable of fulfilling Paradyne's support obligations specified in Section 4.02. Paradyne shall give ABI written notice of any Assignment, including (i) the effective date of the Assignment ("Assignment Date"), and (ii) the entity or entities receiving rights and/or assuming obligations thereunder. Upon the Assignment Date and to the extent of the Assignment, Paradyne shall be released and discharged from all further duties under this Agreement as to materials, services, or intellectual property rights transferred to assignee, ordered from or provided by ABI prior to, on or after the Assignment Date and ABI shall look only to the assignee for performance of obligations related thereto. Notwithstanding that an Assignment has been made, Paradyne, at its sole option, shall continue to have the right to purchase, use, or license HAWK PRODUCTS under this Agreement or under an associated OEM Purchase Agreement as if an Assignment had not been made. If there should arise out of this Agreement or out of an associated OEM Purchase Agreement a commitment to purchase a stated or determinable quantity of goods, services or rights, or prices that vary based on quantities purchased, the aggregate of purchases by Paradyne, its affiliates, and the assignees under this Agreement will be included in the determination of aggregate purchases.


7.07 CHOICE OF LAW

This Agreement shall in all respects be governed by and interpreted under the laws of the state of Florida without regard to its conflict of laws provisions.


7.08 WARRANTIES

(a) EXCEPT AS EXPRESSLY SET FORTH HEREIN AND IN THE ATTACHMENTS, PARADYNE MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AS TO THE DOCUMENTATION, FUNCTION, OR PERFORMANCE, OF HARDWARE, HAWK TECHNOLOGY, OR PARADYNE INTELLECTUAL PROPERTY.

(b) Paradyne is providing no warranties whatsoever to ABI's customers who have a HAWK PRODUCT. Except as provided in Section 7.01, neither party shall have any liability to the other party for claims by third parties arising out the sale of HAWK PRODUCTS by the other party.

7.09 LIMITATION OF LIABILITY

NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.


7.10 COMPLIANCE WITH LAWS

Both parties shall comply with all applicable U.S. laws, rules and regulations. Neither party shall have any liability to the other for any noncompliance by the other party.


7.11 SEVERABILITY

In the event any article or portion thereof in this Agreement is finally determined by a court of competent jurisdiction to be unenforceable or void, then such article or portion thereof shall be deemed deleted and the balance of the articles of this Agreement shall remain in full force and effect.


7.12 EXCUSED NON-PERFORMANCE

For the purpose of this Agreement, an event, unforeseen development, or contingency beyond the control of the party shall include, but shall not be limited to, the following: war, declared or undeclared, revolution, insurrection, counter revolution, isolated instances of violence, fire, flood, storm, tempest, riots, civil commotion, acts of God, including (but not limited to) lightning, severe weather, earthquakes or other acts of nature, acts of the public enemy, prohibition of import or export of goods covered hereby, governmental orders, regulations, restrictions, and all other similar causes.

ABI shall be excused from any failure to perform any obligation hereunder, except for the payment of money already due and payable, to the extent such failure is caused by the foregoing events. Any suspension of the performance by reasons of this provision shall be limited to the period during which the cause or the related effect of failure exists, and such suspension shall extend the running of the time under the Agreement for a period equal to the suspension period.


7.13 CONFLICT IN TERMS

The Agreement shall be deemed to prevail over any conflicting or additional terms on any forms (for example, purchase order and acknowledgment forms) used by the parties in carrying out the terms of the Agreement.

7.14 COUNTERPARTS

This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


7.15 HEADINGS

The inserted headings are for convenient reference only and shall not be used to construe or interpret this Agreement.


7.16 ATTORNEY'S FEES

It is the intention of both Parties to resolve any dispute through negotiations and arbitration. However, in the event it becomes necessary to appeal any decision under Section 7.17 or to enforce this Agreement through the use of legal proceedings, then the prevailing party shall be entitled to all costs and expenses, including reasonable attorney fees, as well as other remedies provided for in this Agreement.


7.17 DISPUTES

(a) Procedure. All disputes between the parties arising out of or relating to this, or the breach or alleged breach hereof, shall be submitted to binding arbitration. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Each party shall bear its own expenses; the parties will mutually share the AAA administrative fees and the arbitrators' expenses. A single arbitrator shall be selected by the parties in accordance with the AAA selection rules. The arbitrator shall determine issues of arbitrability but may not limit, expand or otherwise modify the terms of the Agreements. The arbitration shall be conducted in the state of the party not commencing arbitration. The arbitrator shall have no authority to modify the consideration set forth in Article III or to grant injunctive relief. The award of the arbitrator shall be in writing, shall state the reasons for the award and shall explain the breakout of any damages awarded. Judgment upon an award may be entered in any court having competent jurisdiction. The Federal Arbitration Act, 9 U.S.C. Sections 1-14, shall govern the interpretation and enforcement of this Section. The parties shall be entitled to conduct reasonable discovery pursuant to the Federal Rules of Civil Procedure.

(b) Confidentiality. All transcripts, documents, things and other information produced and the testimony given in or attendant to the arbitration proceeding(s) shall be used only for purposes of the arbitration proceeding(s).

(c) Return of Materials. Within 30 days after entry of a judgment of confirmation, or within 120 days after issuance of the arbitrator's award where judicial confirmation is not sought, each party and the arbitrator, at the election of the party furnishing the same shall destroy or return all documents, transcripts or other things, and any copies thereof as well as all summaries or other materials containing or disclosing information contained in, or directly related to, such documents, transcripts or things. Each party and the arbitrator shall so certify. Notwithstanding the above, each party's attorneys may retain a complete pleading file, subject to the confidentiality provisions of this Agreement.

(d) Time Extensions. The parties may expend any period of time by mutual agreement. The arbitrator may extend any period of time for good cause, except for the issuance of the decision.

(e) Attorneys' Fees. If an arbitration action is commenced for breach of this Agreement, the prevailing party shall be entitled to its attorneys' fees and costs as the arbitrator in his or her discretion may award.


7.18 NON-SOLICITATION

Except with the prior written consent of the other party, neither party shall for a period of three (3) years engage any employee of the other party, whose work assignments have included the development or production of HAWK PRODUCT, to work for it on a permanent, temporary or part time basis, nor actively solicit for employment any such employee of the other party.


IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in duplicate originals by its duly authorized representative on the respective dates entered below.


PARADYNE CORPORATION                        ACCESS BEYOND INC.

-------------------------------             -------------------------------
SIGNATURE                                   SIGNATURE

-------------------------------             -------------------------------
NAME                                        NAME

-------------------------------             -------------------------------
TITLE                                       TITLE

-------------------------------             -------------------------------
DATE                                        DATE


   THIS AGREEMENT DOES NOT BIND OR OBLIGATE EITHER PARTY IN ANY MANNER UNLESS
          DULY EXECUTED BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES

DEFINITIONS APPENDIX

HAWK DOCUMENTATION means all HAWK PRODUCT-specific documentation, the rights to which are owned by Paradyne as of the effective date of this Agreement, including, without limitation, the documentation listed on Attachment A (and any items the parties may add thereto), as well as manufacturing information necessary to manufacture the Octal Communication Device card, hardware and software design documentation, product information (such as Customer Documentation, Product Overview, System Requirements, Sales and Marketing materials) program source files, schematics, layouts, mechanical and assembly drawings, photoplots, bills of material, programmable logic source and programming files, technical documentation/manuals, but does not include any documentation pertaining to PARADYNE INTELLECTUAL PROPERTY.

HAWK FIRMWARE means all source code developed by or for Paradyne required for the production and further development of the HAWK PRODUCT, including, without limitation, the source code summarized on Attachment A (and any items the parties may add thereto), but does not include any PARADYNE INTELLECTUAL PROPERTY.

HAWK PRODUCT means the open remote dial access cards presently known as "Hawk" or as "the 2290 Remote Access Gateway product," developed by Paradyne, consisting of an Octal Communication Device card, a network interface (T1) card, NT and Novell drivers and communications software, which provide remote dial access by accepting dial or ISDN calls from a T1 line or PRI and connecting via an Ethernet connection to a network, as well as any remote dial access server which is substantially functionally equivalent to the foregoing, and future developments and enhancements to any of the foregoing.

HAWK TECHNICAL INFORMATION means all TECHNICAL INFORMATION specific to, or required for, or used solely in connection with, the manufacture, development, or marketing of the HAWK PRODUCT, the rights to which are owned by Paradyne as of the effective date of this Agreement, including, without limitation, the TECHNICAL INFORMATION of Paradyne summarized on Attachment A (and any items the parties made add thereto), but does not include any PARADYNE INTELLECTUAL PROPERTY.

HAWK TECHNOLOGY means the HAWK TECHNICAL INFORMATION, HAWK DOCUMENTATION, HAWK FIRMWARE and associated hardware elements, as well as the copyrights therein, but does not include any PARADYNE INTELLECTUAL PROPERTY.

PARADYNE HAWK PATENTS means any patents or patent applications, including any divisional or continuation of such patents or patent applications, filed or issued in any country of the world owned by Paradyne Corporation which may be infringed by the HAWK PRODUCT as of the CLOSING DATE.

PARADYNE INTELLECTUAL PROPERTY means the PARADYNE HAWK PATENTS, Paradyne's TECHNICAL INFORMATION, and all patent, trade secret and know-how rights in and to the HAWK TECHNOLOGY. If the parties cannot agree if a particular item or right is

HAWK TECHNOLOGY or PARADYNE INTELLECTUAL PROPERTY then it shall be PARADYNE INTELLECTUAL PROPERTY and subject to the licenses granted under Section 1.04.

SUBSIDIARY of a company means a corporation or legal entity (i) the majority of whose shares or other securities entitled to vote for election of directors (or other managing authority) is now or hereafter controlled by such company either directly or indirectly; or (ii) which does not have outstanding shares or securities but the majority of whose ownership interest representing the right to manage such corporation or other legal entity is now or hereafter owned and controlled by such company either directly or indirectly; but any such corporation or other legal entity shall be deemed to be a SUBSIDIARY of such company only as long as such control or ownership and control exists.

TECHNICAL INFORMATION means any and all information identified by stamp or legend to be of a proprietary or confidential nature provided by the furnishing party during the term of this Agreement.

CLOSING DATE means the tenth (10th) business day after the date this Agreement and the Stock Purchase Agreement are signed and upon which the following events (the "Closing") shall occur:

         (a) ABI transfers title to the stock certificates to Paradyne as required under the Stock Purchase Agreement, and

         (b) ABI makes wire transfer of twenty-five thousand dollars ($25,000) to Paradyne as consideration for Engineering Support as described under Section 3.01 of this Agreement, and

         (c) Paradyne tenders the HAWK TECHNOLOGY to ABI as described under Attachment A, Section A1, and

         (d) ABI makes wire transfer of the first one-hundred thousand dollar ($100,000) payment to Paradyne as partial consideration for the Sale of Hawk Product Inventory, as described under Attachment B.

                                  ATTACHMENT A

                           DELIVERY OF HAWK TECHNOLOGY

                                   SECTION A1

                                 HAWK TECHNOLOGY

                 (TO BE DELIVERED AS SPECIFIED IN SECTION 4.01)

Hawk R1 technology and product deliverables.

Column definitions:

- DELIVERABLE ITEM ID: A table specific unique ID to be assigned to a deliverable, for labeling purposes. Ends in an increasing numeric count, e.g. HW1, HW2, ...

-        QUAN: The anticipated quantity of each deliverable, typically 1.

- NEED: R => Required = A deliverable required to support and produce the product. O => Optional = A desirable deliverable, but not required to support and produce the product. The latter may be withheld depending on cost to generate and value.

- PURPOSE: D => Document = A document that defines the technology or product production processes, e.g. a TDS. P => Product = A direct or near direct product component, e.g. hardcopy of the User's Guide or a software file containing a chapter if the User's Guide. T => Tool = A tool used to develop or test the product, e.g. a compiler or test fixture.

- FORMAT: The format of the deliverable. D => Electronic Version = File(s) sent electronically P => Paper = Hardcopy. H => Hardware = Electronic or other non-paper physical item. O => Other = none of the above.

-        VERSION OR DATE: An identifying version number or date stamp.

- DESCRIPTION: Define the item. File format is useful for diskette documents. Put comments, assumptions, caveats here.

- NOTE: Number(s) corresponding to the Note number(s) immediately following that table for long descriptions, or notes shared in that table.


Document Revision History

--------------------------------------------------------------------------------------------------------

    VER         DATE                              COMMENTS                                   AUTHOR
--------------------------------------------------------------------------------------------------------
  0.1     02/21/97              Create                                                         EThoenes
--------------------------------------------------------------------------------------------------------

  0.2     02/25/97              Update with Person Responsible review information.             EThoenes
--------------------------------------------------------------------------------------------------------

  0.3     02/27/97              - Sort R/Os.                                                   EThoenes
--------------------------------------------------------------------------------------------------------

  1.0     02/27/97              - Per GBe/ET review.                                           Ethoenes
--------------------------------------------------------------------------------------------------------

  1.1     04/07/97              - Additional requests from ABI Visit April 3, 1997             GFinan
--------------------------------------------------------------------------------------------------------

-        Project

----------------------------------------------------------------------------------------------------------
DELIVERABLE        QUAN       NEED:          PURPOSE:         FORMAT:         VERSION      PERSON
ITEM ID                       Required /     Document /       Diskette /      OR DATE      RESPONSIBLE
                              Optional       Product /        Paper /
                                             Tool             Hardware /
                                                              Other
----------------------------------------------------------------------------------------------------------
PJ1                   1            R               D               D          V1.1         EThoenes
----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
DESCRIPTION  (Include comments, assumptions, and caveats)              NOTE




------------------------------------------------------------------------------
POSR11.DOC: Hawk R1 Product Overview and System Requirements
document, Word V6 format.
------------------------------------------------------------------------------



-        Publications

------------------------------------------------------------------------------------------------------
DELIVERABLE        QUAN       NEED:          PURPOSE:         FORMAT:         VERSION      PERSON
ITEM ID                       Required /     Document /       Diskette /      OR DATE      RESPONSIBLE
                              Optional       Product /        Paper /
                                             Tool             Hardware /
                                                              Other
------------------------------------------------------------------------------------------------------
PB1                   1            R               P               D          -00          BKula
------------------------------------------------------------------------------------------------------
PB2                   1            R               P               D          -10          "
------------------------------------------------------------------------------------------------------
PB3                   1            R               P               D          -10          "
------------------------------------------------------------------------------------------------------
-                     0            -               -               -          -            -
------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DESCRIPTION  (Include comments, assumptions, and caveats)                NOTE





--------------------------------------------------------------------------------
NT User Guide, Interleaf format                                          1,2
--------------------------------------------------------------------------------
T1 Card Safety & Regulatory Information Sheet, Interleaf format          1,2
--------------------------------------------------------------------------------
OCD Card Safety & Regulatory Information Sheet, Interleaf format         1,2
--------------------------------------------------------------------------------
Novell User Guide (not developed).
--------------------------------------------------------------------------------


Notes:

1.       Should also provide hard copy examples of all documents.

2. Each document is contained in a discrete file directory. In the file directory is a readme.txt file describing individual files in the directory.

-        Hardware (Design Documents; Custom Development tools; Schematics)

---------------------------------------------------------------------------------------------------------
DELIVERABLE       QUAN       NEED:          PURPOSE:         FORMAT:         VERSION      PERSON
ITEM ID                      Required /     Document /       Diskette /      OR DATE      RESPONSIBLE
                             Optional       Product /        Paper /
                                            Tool             Hardware /
                                                             Other
---------------------------------------------------------------------------------------------------------
HW1                  1            R               D               D          2.d -        JBedingfield
                                                                             2/97
---------------------------------------------------------------------------------------------------------
HW2                  1            O               D            O (tape)      A3F -        "
                                                                             5/95
---------------------------------------------------------------------------------------------------------
HW3                  1            O               D            O (tape)      A3F -        "
                                                                             5/95
---------------------------------------------------------------------------------------------------------
HW4                  2            O               T               H          Latest       "
---------------------------------------------------------------------------------------------------------
HW5                  1            O               D               D          Latest       "
---------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
DESCRIPTION  (Include comments, assumptions, and caveats)              NOTE




-----------------------------------------------------------------------------
OCD Hardware Technical Design Spec, Word V6 format, parent and child cards
-----------------------------------------------------------------------------
Mentor hardware design files, Parent (869-2777-5x74)                   1

-----------------------------------------------------------------------------
Mentor hardware design files, Child (869-2786-5x74)                    1

-----------------------------------------------------------------------------
MOC card and card adapter
-----------------------------------------------------------------------------
MOC schematic, BOM
-----------------------------------------------------------------------------

Notes:

1.    Only useful on a Mentor platform.

- Software (Design Documents; Custom Development Tools; Software; source, product release, release document)

            -       OCD MCP / SCP

----------------------------------------------------------------------------------------------------------
DELIVERABLE       QUAN        NEED:          PURPOSE:         FORMAT:         VERSION      PERSON
ITEM ID                       Required /     Document /       Diskette /      OR DATE      RESPONSIBLE
                              Optional       Product          Paper /
                                             Component /      Hardware /
                                             Tool             Other
----------------------------------------------------------------------------------------------------------
SWCP1                1             R               D               D          V1.1         JChapman
----------------------------------------------------------------------------------------------------------
SWCP2                1             R               D               D          V.1.1        JChapman
----------------------------------------------------------------------------------------------------------
SWCP3                1             R               D               D          V1.0         JChapman
----------------------------------------------------------------------------------------------------------
SWCP4                1             R               D               D          V2.A         JChapman
----------------------------------------------------------------------------------------------------------
SWCP5                1             R               D               D          V1.1         JChapman
----------------------------------------------------------------------------------------------------------
SWCP6                1             R               D               D          V1.F         JChapman
----------------------------------------------------------------------------------------------------------
SWCP7                1             R               P               D          V1.0         JChapman
----------------------------------------------------------------------------------------------------------
SWCP8                1             R               P               D          V1.23        JChapman
----------------------------------------------------------------------------------------------------------
SWCP9                1             R               P               D          V1.21        JChapman

----------------------------------------------------------------------------------------------------------
SWCP10               1             R               P               D          V1.0         JChapman

----------------------------------------------------------------------------------------------------------
SWCP11               1             R               P               D          V1.24        JChapman
----------------------------------------------------------------------------------------------------------
SWCP12               1             R               T               D          V8.02        JChapman

----------------------------------------------------------------------------------------------------------
SWCP13               1             R               T               D          V1.0         JChapman

----------------------------------------------------------------------------------------------------------
SWCP14               1             R               T               D          V4.2         JChapman

----------------------------------------------------------------------------------------------------------
SWCP15               1             R               T               D          V1.0         JChapman

----------------------------------------------------------------------------------------------------------
SWCP16               1             R               T               D          V1.0         JChapman
----------------------------------------------------------------------------------------------------------
SWCP17               1             R               T               D          V1.0         JChapman
----------------------------------------------------------------------------------------------------------
SWCP18               1             R               T               D          V1.0         JChapman
----------------------------------------------------------------------------------------------------------
SWCP19               1             R               T               D          V1.0         JChapman
----------------------------------------------------------------------------------------------------------
SWCP20               1             O               T               D              -        JChapman
----------------------------------------------------------------------------------------------------------
SWCP21               1             O               T               D          V1.0         JChapman
----------------------------------------------------------------------------------------------------------
SWPC22               1             O               T               H              -        JChapman
----------------------------------------------------------------------------------------------------------
SWCP23               1             O               T               D              -        JChapman
----------------------------------------------------------------------------------------------------------
SWCP24               1             O               T               D              -        JChapman
----------------------------------------------------------------------------------------------------------
SWPC25               1             O               T               P              -        JChapman
----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
DESCRIPTION  (Include comments, assumptions, and caveats)             NOTE





-----------------------------------------------------------------------------
OCD Operational Spec, Word V6 format
-----------------------------------------------------------------------------
OCD System Architecture Spec, Word V6 format
-----------------------------------------------------------------------------
OCD System Requirements Spec, Word V6 format
-----------------------------------------------------------------------------
MCP Boot Strap TDS, Word V6 format
-----------------------------------------------------------------------------
MCP  Firmware TDS, Word V6 format
-----------------------------------------------------------------------------
SCP & DSP TDS, Word V6 format
-----------------------------------------------------------------------------
MCP Boot Source, Objects, Executable Code and Build procedures
-----------------------------------------------------------------------------
MCP Xport Source, Objects, Executable Code and Build procedures
-----------------------------------------------------------------------------
SCP 1st Stage Boot Source, Objects, Executable Code and Build
procedures
-----------------------------------------------------------------------------
SCP 2nd Stage Boot Source, Objects, Executable Code and Build
procedures
-----------------------------------------------------------------------------
SCP Xport Source, Objects, Executable Code and Build procedures
-----------------------------------------------------------------------------
Intermetrics Compiler, Assembler, Linker, Locator.  Will not be
supplied if available from vendor.
-----------------------------------------------------------------------------
ComApp Test Utility source, object, executable Code and build procedures for DOS
-----------------------------------------------------------------------------
Diags Test Utility source, object, executable Code and build procedures for DOS
-----------------------------------------------------------------------------
HAWKDLCP Download Utility source, object, executable Code and build procedures for DOS
-----------------------------------------------------------------------------
MAKE_OCD Reformatting Utility for DOS
-----------------------------------------------------------------------------
HAWK_OCD Reformatting Utility for DOS
-----------------------------------------------------------------------------
HAWK_CXD Reformatting Utility for DOS
-----------------------------------------------------------------------------
MODCOMPR HX->ASM Reformatting Utility for DOS
-----------------------------------------------------------------------------
IEEE 695 Formatter from HP                                            1
-----------------------------------------------------------------------------
HP Emulator setup scripts                                             1
-----------------------------------------------------------------------------
OCD HP ICE 68302 with MCP & SCP ICE dummy microprocessors             1
-----------------------------------------------------------------------------
MOC Source, Objects, Executable Code, Build procedures
-----------------------------------------------------------------------------
MOC support utilities i.e. overlay.exe, startup.cmd, rmxdb
-----------------------------------------------------------------------------
MOC User Guide
-----------------------------------------------------------------------------

Notes:

1.       Only useful for an HP 64746 ICE environment.

         -        OCD DSP

----------------------------------------------------------------------------------------------
DELIVERABLE      QUAN     NEED:        PURPOSE:       FORMAT:       VERSION    PERSON
ITEM ID                   Required /   Document /     Diskette /    OR DATE    RESPONSIBLE
                          Optional     Product /      Paper /
                                       Tool           Hardware /
                                                      Other
----------------------------------------------------------------------------------------------
SWSP1               1          R             P             D                   RMartinez
----------------------------------------------------------------------------------------------
SWSP2               1          R             P             D                   "
----------------------------------------------------------------------------------------------
SWSP3               1          R             P             D                   "
----------------------------------------------------------------------------------------------
SWSP4               1          R             P             D                   "
----------------------------------------------------------------------------------------------
SWSP5               1          R             T             D                   "
----------------------------------------------------------------------------------------------
SWSP6               1          R             T             P                   "
----------------------------------------------------------------------------------------------
SWSP7               2          R             T             H                   "
----------------------------------------------------------------------------------------------
SWSP8               1          R             D             D                   "
----------------------------------------------------------------------------------------------
SWSP9               1          R             D             P                   "
----------------------------------------------------------------------------------------------
SWSP10              1          R             T             H                   "
----------------------------------------------------------------------------------------------
SWSP11              1          R             T             H                   "
----------------------------------------------------------------------------------------------
SWSP12              1          R             T             H                   "
----------------------------------------------------------------------------------------------
SWSP13              1          O             T             H                   "
----------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
DESCRIPTION  (Include comments, assumptions, and caveats)               NOTE




-------------------------------------------------------------------------------
OCD DSP16A V.34 Assembler Source Modules
-------------------------------------------------------------------------------
OCD DSP16A V.32 Assembler Source Modules
-------------------------------------------------------------------------------
OCD DSP16A ISDN and Echo Canceler Assembler Source Modules (Echo
Canceler feature is prototype)
-------------------------------------------------------------------------------
OCD DSP16A Voice Span Assembler Source Modules (Voice Span feature is prototype.  Module required for call discrimination.)
-------------------------------------------------------------------------------
Non-SCCS build procedure (new)
-------------------------------------------------------------------------------
Definition of DSP16A Assembler Environment
-------------------------------------------------------------------------------
"TJ Right" DSP16A PC Card
-------------------------------------------------------------------------------
Host/DSP Interface Spec
-------------------------------------------------------------------------------
Camil Spec (AT&T Doc)
-------------------------------------------------------------------------------
Hawk DSP Dev. Target with Emulator Pods for DSP16A
-------------------------------------------------------------------------------
FMIC Evaluation Board
-------------------------------------------------------------------------------
Memory Overlay Card (MOC) for constellation display
-------------------------------------------------------------------------------
Custom Analog Monitoring Box
-------------------------------------------------------------------------------

         -        NT Driver

-----------------------------------------------------------------------------------------------------------
DELIVERABLE        QUAN       NEED:          PURPOSE:         FORMAT:         VERSION      PERSON
ITEM ID                       Required /     Document /       Diskette /      OR DATE      RESPONSIBLE
                              Optional       Product /        Paper /
                                             Tool             Hardware /
                                                              Other
-----------------------------------------------------------------------------------------------------------
SWNT1                 1            R               D               D                       MDavis
-----------------------------------------------------------------------------------------------------------
SWNT2                 1            R               D               D                       "
-----------------------------------------------------------------------------------------------------------
SWNT3                 1            R               P               D                       "
-----------------------------------------------------------------------------------------------------------
SWNT4                 1            R               P               D                       "
-----------------------------------------------------------------------------------------------------------
SWNT5                 1            R               P               D                       "
-----------------------------------------------------------------------------------------------------------
SWNT6                 1            R               P               D                       "
-----------------------------------------------------------------------------------------------------------
SWNT7                 1            R               P               D                       "
-----------------------------------------------------------------------------------------------------------
SWNT8                 1            R               P               D                       "
-----------------------------------------------------------------------------------------------------------
SWNT9                 1            R               P               D                       "
-----------------------------------------------------------------------------------------------------------
SWNT10                1            R               P               D                       "
-----------------------------------------------------------------------------------------------------------
SWNT11                1            R               P               D                       "
-----------------------------------------------------------------------------------------------------------
SWNT12                1            R               P               D                       "
-----------------------------------------------------------------------------------------------------------
SWNT13                1            R               T               D                       "
-----------------------------------------------------------------------------------------------------------
SWNT14                1            R               D               D                       "
-----------------------------------------------------------------------------------------------------------
SWNT15                1            R               D               D                       "
-----------------------------------------------------------------------------------------------------------
SWNT16                1            R               D               D                       "
-----------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
DESCRIPTION  (Include comments, assumptions, and caveats)              NOTE




------------------------------------------------------------------------------
Driver and Application TDS
------------------------------------------------------------------------------
Driver and Application Op Spec
------------------------------------------------------------------------------
NT WAN Miniport Driver Source Code: C, C++, ASM, Visual C++ Workspace
------------------------------------------------------------------------------
NT Protocol Driver Source Code: C, C++, ASM, Visual C++ Workspace
------------------------------------------------------------------------------
NT Admin Application Source Code: C, C++, ASM, Visual C++ Workspace
------------------------------------------------------------------------------
NT Status Monitor Application Source Code: C, C++, ASM, Visual C++
Workspace
------------------------------------------------------------------------------
NT Application DLL(s) Source Code: C, C++, ASM, Visual C++ Workspace
------------------------------------------------------------------------------
NT Configuration DLL Source Code: C, C++, ASM, Visual C++ Workspace
------------------------------------------------------------------------------
NT Detection DLL Source Code: C, C++, ASM, Visual C++ Workspace
------------------------------------------------------------------------------
NT Installation Script(s) Source Code: INF Files
------------------------------------------------------------------------------
NT InstallWizard Scripts, packing list and batch build files.
------------------------------------------------------------------------------
NT Help Files and Source Code:  Assumes Help File generating application is available to buyer.
------------------------------------------------------------------------------
NT RAS Dial Test Program Source Code: C++, Visual C++ Workspace
------------------------------------------------------------------------------
Firmware Release Forms: Rel1.0 through Rel1.6
------------------------------------------------------------------------------
Readme.txt Files for Rel1.0 through Rel1.6
------------------------------------------------------------------------------
NT Development Test Plan, Problem Log and Test Results
------------------------------------------------------------------------------

         -        Novell Driver

----------------------------------------------------------------------------------------------------------
DELIVERABLE        QUAN       NEED:          PURPOSE:         FORMAT:         VERSION      PERSON
ITEM ID                       Required /     Document /       Diskette /      OR DATE      RESPONSIBLE
                              Optional       Product /        Paper /
                                             Tool             Hardware /
                                                              Other
----------------------------------------------------------------------------------------------------------
SWNW1                 1            R               P               D          R1.0.0       JLandry/ET


----------------------------------------------------------------------------------------------------------
SWNW2                 1            R               P               D          R1.0.2       "

----------------------------------------------------------------------------------------------------------
SWNW3                 1            R               P               D          R1.0.2       "






----------------------------------------------------------------------------------------------------------
SWNW4                 1            R               T               D          V10.5        "

----------------------------------------------------------------------------------------------------------
SWNW5                 1            R               T               D                       "
----------------------------------------------------------------------------------------------------------
SWNW6                 1            R               T               D                       "

----------------------------------------------------------------------------------------------------------
SWNW7                 1            R               T               D                       "


----------------------------------------------------------------------------------------------------------
SWNW8                 1            R               D               D          V1.E         "
----------------------------------------------------------------------------------------------------------
SWNW9                 1            R               D               D          V0.1         "
----------------------------------------------------------------------------------------------------------
SWNW10                1            R               D               D          V1.0         "
----------------------------------------------------------------------------------------------------------
SWNW11                1            R               D               D                       "
----------------------------------------------------------------------------------------------------------
SWNW12                1            R               T               D                       "
----------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
DESCRIPTION  (Include comments, assumptions, and caveats)              NOTE




------------------------------------------------------------------------------
REL100/M629/DISK1 - ../DISK5: 5 diskette product component set
(DISK1,DISK2,...,DISK5); upgrade to Novell Net Connect V2.0.29 for Hawk. No source included, from Novell.
------------------------------------------------------------------------------
REL102/M637/DISK1 & ../DISK2: 2 diskette product component set         1
(DISK1, DISK2); Novell Netware driver.
------------------------------------------------------------------------------
REL102/M637/SOURCE & ./NLM: files used to create the Novell driver     1
component of REL102/M637 on the Paradyne software development platform.  Inclusive of make, batch, source, object, header files.
Note that version control system (VCS) applications and source VCS files are not included.  Make and batch files must be modified to remove VCS "get" operations that retrieved the files supplied.  The
Op Specification defines the diskette file organization.
------------------------------------------------------------------------------
Watcom; Compiler, Linker, Make, 32RUN tools.  Will not be supplied if available from vendor.
------------------------------------------------------------------------------
Phar Lap 386IASM 4.0; Will not be supplied if available from vendor.
------------------------------------------------------------------------------
PolyMake V3.2 make utility, from Sage Software; Will not be supplied if available from vendor.
------------------------------------------------------------------------------
Pkware "attrib.exe" utility.  Used to clear file's "Read only"
directory attribute in the make process. Will not be supplied if available from vendor.
------------------------------------------------------------------------------
SOSW-1E.DOC: Software Operational Spec draft, Word 6 format.
------------------------------------------------------------------------------
NWDEVTST.DOC: Development Test Plan draft, Word 6 format.
------------------------------------------------------------------------------
SSAW10.DOC: Software Architecture Spec, Word 6 format.
------------------------------------------------------------------------------
W869M637.DOC: Software Release Form, M637.
------------------------------------------------------------------------------
Test Application for Loopbacks.
------------------------------------------------------------------------------

Notes:

1. This software has not been through Paradyne systems test nor Novell certification.

- System Test (Design; Custom Test Tools; Software; source, test executables)

--------------------------------------------------------------------------------------------------------
DELIVERABLE        QUAN       NEED:          PURPOSE:         FORMAT:         VERSION        PERSON
ITEM ID                       Required /     Document /       Diskette /      OR DATE        RESPONSIBLE
                              Optional       Product /        Paper /
                                             Tool             Hardware /
                                                              Other
--------------------------------------------------------------------------------------------------------
ST1                   1            R               T               D                         GNovis
--------------------------------------------------------------------------------------------------------
ST2                   1            R               T               D                         "
--------------------------------------------------------------------------------------------------------
ST3                   1            R               T               D                         "
--------------------------------------------------------------------------------------------------------
ST4                   1            R               T               D                         "
--------------------------------------------------------------------------------------------------------
ST5                   1            R               T               D                         "
--------------------------------------------------------------------------------------------------------
ST6                   1            R               T               D                         "
--------------------------------------------------------------------------------------------------------
ST7                   1            R               D               D                         GMorgan
--------------------------------------------------------------------------------------------------------
ST8                   1            R               D               P                         GNovis
--------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
DESCRIPTION  (Include comments, assumptions, and caveats)              NOTE




------------------------------------------------------------------------------
System Test custom software utilities                                  1
------------------------------------------------------------------------------
System Test procedures                                                 1
------------------------------------------------------------------------------
System Test Script                                                     1
------------------------------------------------------------------------------
System Test Cases                                                      1
------------------------------------------------------------------------------
RAS Test Visual Basic Application: TDS                                 1
------------------------------------------------------------------------------
RAS Test Visual Basic Application: Source Code and Build               1
------------------------------------------------------------------------------
System Test Plans                                                      1
------------------------------------------------------------------------------
Open Quality Reports                                                   1
------------------------------------------------------------------------------

Notes:

1.       Coverage for NT system tests only.


-        Safety / Regulatory (Test Data, Compliance Certification)

-------------------------------------------------------------------------------------------------------------
DELIVERABLE        QUAN       NEED:          PURPOSE:         FORMAT:         VERSION      PERSON
ITEM ID                       Required /     Document /       Diskette /      OR DATE      RESPONSIBLE
                              Optional       Product /        Paper /
                                             Tool             Hardware /
                                                              Other
-------------------------------------------------------------------------------------------------------------
SR1                   1            R               D               P                       JEllis
-------------------------------------------------------------------------------------------------------------
SR2                   1            R               D               P                       DBitume
-------------------------------------------------------------------------------------------------------------
SR3                   1            R               D               P                       PWalsh
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION  (Include comments, assumptions, and caveats)                NOTE




--------------------------------------------------------------------------------
Part 15 EMI Test Data and Compliance Information
--------------------------------------------------------------------------------
UL/CSA Test Data and Compliance Information
--------------------------------------------------------------------------------
Part 68 Test Data and Compliance Information
--------------------------------------------------------------------------------

-        Production and Test Engineering (Design; Custom Test Tools; Software;
         source, production executables)

         -        Production

------------------------------------------------------------------------------------------------------------
DELIVERABLE        QUAN       NEED:          PURPOSE:         FORMAT:         VERSION      PERSON
ITEM ID                       Required /     Document /       Diskette /      OR DATE      RESPONSIBLE
                              Optional       Product /        Paper /
                                             Tool             Hardware /
                                                              Other
------------------------------------------------------------------------------------------------------------
PTPR1                 1            R               D            O (tape)      Note 2       BWelch
------------------------------------------------------------------------------------------------------------
PTPR2                 1            R               D            O (tape)      Note 2       "
------------------------------------------------------------------------------------------------------------
PTPR3                 1            R               D            O (tape)      Note 2       "
------------------------------------------------------------------------------------------------------------
PTPR4                 1            R               D            O (tape)      Note 2       "
------------------------------------------------------------------------------------------------------------
PTPR5                 1            R               D              P/D         Note 2       "
------------------------------------------------------------------------------------------------------------
PTPR6                 1            R               D              P/D         Note 2       "
------------------------------------------------------------------------------------------------------------
PTPR7                 1            R               D           D/O(tape)      Note 2       "
------------------------------------------------------------------------------------------------------------
PTPR8                 1            R               D           D/O(tape)      Note 2       "
------------------------------------------------------------------------------------------------------------
PTPR9                 1            R               D            O (tape)      Note 2       "
------------------------------------------------------------------------------------------------------------
PTPR10                1            R               D            O (tape)      Note 2       "
------------------------------------------------------------------------------------------------------------
PTPR11                1            O               D               P          Note 2       "
------------------------------------------------------------------------------------------------------------
PTPR12                1            O               D               P          Note 2       "
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
DESCRIPTION  (Include comments, assumptions, and caveats)              NOTE




------------------------------------------------------------------------------
PWB Design / FAB Package, Parent Card                                  1
------------------------------------------------------------------------------
PWB Design / FAB Package, Child Card                                   1
------------------------------------------------------------------------------
Assembly  Drawing, Parent Card (HPGL Plot File)                        1
------------------------------------------------------------------------------
Assembly  Drawing, Child Card (HPGL Plot File)                         1
------------------------------------------------------------------------------
Bill of Material, Parent Card (From BOM builder w/vendor cross ref)
------------------------------------------------------------------------------
Bill of Material, Child Card (From BOM builder w/vendor cross ref)
------------------------------------------------------------------------------
Manufacturing Electrical Assy (input to CIMBRIDGE), Parent Card        1
------------------------------------------------------------------------------
Manufacturing Electrical Assy (input to CIMBRIDGE), Child Card         1
------------------------------------------------------------------------------
Stencil (Gerber File), Parent                                          1
------------------------------------------------------------------------------
Stencil (Gerber File), Child                                           1
------------------------------------------------------------------------------
Artwork check plots, Parent
------------------------------------------------------------------------------
Artwork check plots, Child
------------------------------------------------------------------------------


Notes:

1.    UNIX TAR format tape

2.    Made from A3F 5/95 data.

         -        Test engineering

------------------------------------------------------------------------------------------------------------
DELIVERABLE        QUAN       NEED:          PURPOSE:         FORMAT:         VERSION      PERSON
ITEM ID                       Required /     Document /       Diskette /      OR DATE      RESPONSIBLE
                              Optional       Product /        Paper /
                                             Tool             Hardware /
                                                              Other
------------------------------------------------------------------------------------------------------------
PTTE1                 1            R               T               H          10/9/96      JCBrun
------------------------------------------------------------------------------------------------------------
PTTE2                 1            R               T             D & P        10/9/96      "
------------------------------------------------------------------------------------------------------------
PTTE3                 1            R               T               D          5/8/96       "
------------------------------------------------------------------------------------------------------------
PTTE4                 1            R               T               H          10/9/96      "
------------------------------------------------------------------------------------------------------------
PTTE5                 1            R               T             D & P        10/9/96      "
PTTE6                 1            R               T               D          5/8/96       "
------------------------------------------------------------------------------------------------------------
PTTE7                 1            R               T               H          Rev A        "
------------------------------------------------------------------------------------------------------------
PTTE8                 1            R               T             D & P        Rev A        "
------------------------------------------------------------------------------------------------------------
PTTE9                 1            R               T               D          V1.3.2       "
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION  (Include comments, assumptions, and caveats)                NOTE




--------------------------------------------------------------------------------
869-2777-xxxx: In Circuit Test (ICT) fixture, Parent Card                1
--------------------------------------------------------------------------------
869-2777-xxxx: In Circuit Test (ICT) drawings, Parent Card
--------------------------------------------------------------------------------
869-2777-xxxx: In Circuit Test (ICT) software, Parent Card
--------------------------------------------------------------------------------
869-2786-xxxx: In Circuit Test (ICT) fixture, Child Card                 1
--------------------------------------------------------------------------------
869-2786-xxxx: In Circuit Test (ICT) drawings, Child Card
--------------------------------------------------------------------------------
869-2786-xxxx: In Circuit Test (ICT) software, Child Card
--------------------------------------------------------------------------------
Diagnostic Functional Test (DFT) fixture                                 2
--------------------------------------------------------------------------------
Diagnostic Functional Test (DFT) drawings
--------------------------------------------------------------------------------
Diagnostic Functional Test (DFT) software
--------------------------------------------------------------------------------


Notes:

1. Requires one Model 2283 GenRad for each parent and child card fixture pair. Not included.

2. Requires one PC with ISA bus for each DFT platform. Fixture consists of approximately 4 major components. PC not included.

         Additional Items per ABI Visit April 3, 1997

------------------------------------------------------------------------------------------------------------
DELIVERABLE        QUAN       NEED:          PURPOSE:         FORMAT:         VERSION      PERSON
ITEM ID                       Required /     Document /       Diskette /      OR DATE      RESPONSIBLE
                              Optional       Product /        Paper /
                                             Tool             Hardware /
                                                              Other
------------------------------------------------------------------------------------------------------------
AI1                   1            R               D               P                       RColbert
------------------------------------------------------------------------------------------------------------
AI2                   1            R               D               P                       RColbert
------------------------------------------------------------------------------------------------------------
AI3                   1            R               T               P                       RColbert
------------------------------------------------------------------------------------------------------------
AI4                   1            R               D               P                       MSalerno
------------------------------------------------------------------------------------------------------------
AI5                   1            R               D               P                       RColbert
------------------------------------------------------------------------------------------------------------
AI6                   1            R               D               P                       RColbert
------------------------------------------------------------------------------------------------------------
AI7                   1            R               D               P                       MBenishek
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DESCRIPTION  (Include comments, assumptions, and caveats)                NOTE




--------------------------------------------------------------------------------
Proto and Pilot Reports
--------------------------------------------------------------------------------
Test results from production run
--------------------------------------------------------------------------------
Profile for Surface Mount Oven
--------------------------------------------------------------------------------
OEM Survey
--------------------------------------------------------------------------------
ATE Package
--------------------------------------------------------------------------------
Production Routings and Assembly Procedures
--------------------------------------------------------------------------------
List of Balance of Inventory
--------------------------------------------------------------------------------

                                   SECTION A2

                      TRANSFER OF 2290 TECHNOLOGY HARDWARE

Paradyne and ABI agree that the following terms and conditions shall apply solely to the transfer of the 2290 Technology Hardware under the 2290 Remote Access Gateway ("Hawk") Technology Transfer Agreement by and between the parties to which this Section A2 is attached and made a part thereof:

1.  2290 TECHNOLOGY HARDWARE

2290 Technology Hardware ("Hardware") shall consist of the fixtures, test equipment, test heads, and other equipment used in the manufacture of the HAWK PRODUCT which shall be specified in Exhibit 1.

2.  COSTS

A. ABI shall pay any taxes which may be levied upon the sale, transfer of ownership, installation, license to ABI or use by ABI of the Hardware. Excluded are taxes on Paradyne Corporation's net income.

B. All shipping, special packaging and other destination charges will be invoiced by Paradyne Corporation and paid by ABI.

3.  LEGAL AUTHORITY TO CONVEY TITLE

Paradyne represents and warrants that it has the unencumbered legal authority to convey to ABI clear title to the Hardware, and upon the purchase hereunder ABI shall have acquired clear title to the hardware free and clear of any claims or encumbrances

4.  WARRANTY

The Hardware is sold as is, where is, and without warranty of any kind except as herein set forth. Paradyne represents that to the best of its knowledge and as of the CLOSING DATE, the Hardware is in good working order and appropriate for its intended use provided that the technical personnel using such Hardware are as technically proficient and as "skilled in the art" as technical personnel at Paradyne.

5.  WARRANTY EXCLUSIONS

PARADYNE CORPORATION, ITS PARENT, SUBSIDIARIES AND THEIR AFFILIATES, SUBCONTRACTORS AND SUPPLIERS MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIM ANY WARRANTY OF INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6.  TITLE AND RISK OF LOSS

The shipping terms shall be FOB point of origin, freight prepaid and billed back. Title to Hardware shall pass to ABI upon receipt at ABI's premises in Gaithersburg, Maryland. Risk of loss shall pass to ABI at the FOB point

7.  EXCLUSIVE REMEDIES AND LIMITATIONS OF LIABILITY

A. FOR PURPOSES OF THE EXCLUSIVE REMEDIES AND LIMITATIONS OF LIABILITY SET FORTH IN THIS SECTION 7, "PARADYNE CORPORATION" SHALL BE DEEMED TO INCLUDE PARADYNE CORPORATION, ITS PARENT,

         SUBSIDIARIES AND THEIR AFFILIATES, AND THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, SUBCONTRACTORS AND SUPPLIERS OF ALL OF THEM, AND "DAMAGES" SHALL BE DEEMED TO REFER COLLECTIVELY TO ALL INJURY, DAMAGE, LOSS OR EXPENSE INCURRED.

B. PARADYNE CORPORATION'S ENTIRE LIABILITY AND ABI'S EXCLUSIVE REMEDIES AGAINST PARADYNE CORPORATION FOR ANY DAMAGES CAUSED BY ANY HARDWARE DEFECT OR FAILURE, OR ARISING FROM THE PERFORMANCE OR NON-PERFORMANCE OF ANY WORK, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT INCLUDING NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, SHALL BE AS
         FOLLOWS:

         (1) FOR BREACH OF WARRANTY UNDER SECTION 4, SUCH REMEDIES AS MAY BE AFFORDED BY LAW.

         (2) FOR DAMAGES TO REAL OR TANGIBLE PERSONAL PROPERTY OR FOR BODILY INJURY OR DEATH TO ANY PERSON NEGLIGENTLY CAUSED BY PARADYNE CORPORATION, ABI'S RIGHT TO PROVEN DAMAGES TO PROPERTY OR PERSON.

         (3) FOR CLAIMS OTHER THAN SET FORTH ABOVE, PARADYNE CORPORATION'S LIABILITY SHALL BE LIMITED TO DIRECT DAMAGES WHICH ARE PROVEN IN AN AMOUNT NOT TO EXCEED $100,000.

C. EXCEPT TO THE EXTENT PROVIDED IN SUBSECTION 7.B.2. ABOVE, PARADYNE CORPORATION SHALL NOT BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS, SAVINGS OR REVENUES OF ANY KIND, WHETHER OR NOT PARADYNE CORPORATION HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8.  FORCE MAJEURE

Paradyne shall have no liability for Paradyne's delay or failure in performance or for damages due to fire, explosion, lighting, pest damage, power surges or failures, strikes or labor disputes, water, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, inability to secure raw materials, transportation facilities, fuel or energy shortages, acts or omissions of communications carriers, or other causes beyond Paradyne's control whether or not similar to the foregoing. Nothing herein shall obligate Paradyne to settle any strike or labor dispute.

9.  GENERAL

A. Any legal action brought by ABI against Paradyne Corporation with respect to this Section A2 must be filed within two (2) years after the cause of action arises.

B. ABI shall not directly or indirectly export the Hardware or any technical data relating thereto without first complying with , and obtaining any licenses and/or other approvals required by, the United States Export Administration Act and Export Administration Regulations or any other applicable laws and regulations of the United States.

                                  ATTACHMENT B

                         SALE OF HAWK PRODUCT INVENTORY

Paradyne and ABI agree that the following terms and conditions shall apply to the materials purchased under the 2290 Remote Access Gateway ("Hawk") Technology Transfer Agreement by and between the parties to which this Attachment B is attached and made a part thereof:

1.  MATERIALS

The materials ("Materials") shall consist of the components, printed circuit boards and assemblies in quantities as listed in the Materials List, which shall be attached hereto and made a part of this Attachment as Exhibit 2.

2.  QUANTITIES

The quantities, prices and extended amounts due from ABI shall be as described in Exhibit 2 to this Attachment. ABI and Paradyne shall conduct a joint inventory and inspection of the Materials immediately prior to shipment to ABI after which the shipping containers shall be sealed and shipped. Any discrepancies noted and agreed upon during the joint inventory shall be reflected in a new Exhibit 2, in which event the extended prices for such materials shall be adjusted accordingly. Any subsequent variances in the quantities of the Materials shall be ABI's sole responsibility and risk.

3.  PRICING AND PAYMENT TERMS

A. The price of the Material shall be four hundred thousand dollars ($400,000) payable in four one hundred thousand dollar installments. The initial one hundred thousand dollar ($100,000) shall be sent by bank wire transfer as described in Section 3.01 of the Agreement, upon the CLOSING DATE. The remaining three (3) one hundred thousand dollar ($100,000) shall be made as follows: One hundred thousand dollars ($100,000) thirty (30) days after the CLOSING DATE, one hundred thousand dollars ($100,000) sixty (60) days after the CLOSING DATE, and one hundred thousand dollars ($100,000) ninety (90) days after the CLOSING DATE.

4.  OTHER COSTS

A. ABI shall pay any taxes which may be levied upon the sale, transfer of ownership, installation, license or use of the products or services, unless a valid tax exemption certificate is provided by ABI. Excluded are taxes on Paradyne Corporation's net income.

B. All shipping, special packaging and other destination charges will be invoiced by Paradyne Corporation and paid by ABI.

5.  LEGAL AUTHORITY TO CONVEY TITLE

Paradyne represents and warrants that it has the unencumbered legal authority to convey to ABI clear title to the Materials and upon the purchase hereunder ABI shall have acquired title to the Materials free and clear of any claims or encumbrances. Paradyne represents that transfer of title of the Materials does not violate any contract or agreement pursuant to which such materials were acquired by Paradyne and does not void any manufacturer warranties, nor shall ABI have any lesser rights in the materials than the rights of Paradyne therein prior to such transfer.

Notwithstanding the passage of title and risk of loss, Paradyne shall retain a security interest in the Materials until full payment shall have been made by ABI to Paradyne. ABI shall execute and deliver all documents requested by Paradyne to protect and maintain Paradyne's security interest.

6.  WARRANTY

The Materials are sold as is, where is. Paradyne will pass through to ABI the manufacturer's warranty or, if that warranty has expired, or cannot be passed through to ABI, or has less than 75 days remaining, then Paradyne will warrant for 75 days the Materials on the same terms and conditions as the applicable manufacturer's warranty.

7.  WARRANTY EXCLUSIONS

PARADYNE CORPORATION, ITS PARENT, SUBSIDIARIES AND THEIR AFFILIATES, SUBCONTRACTORS AND SUPPLIERS MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIM ANY WARRANTY OF INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

8.  TITLE AND RISK OF LOSS

The shipping terms shall be FOB point of origin, freight prepaid and billed back. Title to Materials provided under this Agreement shall pass to ABI upon receipt at ABI's premises in Gaithersburg, Maryland. at the FOB point. Risk of loss to Materials provided under this Agreement shall pass to ABI at the FOB point.

9.  EXCLUSIVE REMEDIES AND LIMITATIONS OF LIABILITY

A. FOR PURPOSES OF THE EXCLUSIVE REMEDIES AND LIMITATIONS OF LIABILITY SET FORTH IN THIS SECTION 9., "PARADYNE CORPORATION" SHALL BE DEEMED TO INCLUDE PARADYNE CORPORATION, ITS PARENT, SUBSIDIARIES AND THEIR AFFILIATES, AND THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, SUBCONTRACTORS AND SUPPLIERS OF ALL OF THEM, AND "DAMAGES" SHALL BE DEEMED TO REFER COLLECTIVELY TO ALL INJURY, DAMAGE, LOSS OR EXPENSE INCURRED.

B. PARADYNE CORPORATION'S ENTIRE LIABILITY AND ABI'S EXCLUSIVE REMEDIES AGAINST PARADYNE CORPORATION FOR ANY DAMAGES CAUSED BY ANY MATERIALS DEFECT OR FAILURE, OR ARISING FROM THE PERFORMANCE OR NON-PERFORMANCE OF ANY WORK, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT INCLUDING NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, SHALL BE AS
         FOLLOWS:

         (1) FOR BREACH OF WARRANTY UNDER SECTION 6, SUCH REMEDIES AS ARE AFFORDED BY THE APPLICABLE WARRANTY PROVIDED THEREUNDER.

         (2) FOR DAMAGES TO REAL OR TANGIBLE PERSONAL PROPERTY OR FOR BODILY INJURY OR DEATH TO ANY PERSON NEGLIGENTLY CAUSED BY PARADYNE CORPORATION, ABI'S RIGHT TO PROVEN DAMAGES TO PROPERTY OR PERSON.

         (3) FOR CLAIMS OTHER THAN SET FORTH ABOVE, PARADYNE CORPORATION'S LIABILITY SHALL BE LIMITED TO DIRECT DAMAGES WHICH ARE PROVEN IN AN AMOUNT NOT TO EXCEED $100,000.

C. EXCEPT TO THE EXTENT PROVIDED IN SUBSECTION 9.B.2. ABOVE, PARADYNE CORPORATION SHALL NOT BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS, SAVINGS OR REVENUES OF ANY KIND, WHETHER OR NOT PARADYNE CORPORATION HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10.  FORCE MAJEURE

Paradyne shall have no liability for Paradyne's delay or failure in performance or for damages due to fire, explosion, lighting, pest damage, power surges or failures, strikes or labor disputes, water, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, inability to secure raw materials, transportation facilities, fuel or energy shortages, acts or omissions of communications carriers, or other causes beyond Paradyne Corporation's control whether or not similar to the foregoing. Nothing herein shall obligate Paradyne Corporation to settle any strike or labor dispute.

11.  GENERAL

A. Any legal action brought by ABI against Paradyne Corporation with respect to this Attachment B must be filed within two (2) years after the cause of action arises.

B. ABI shall not directly or indirectly export the products acquired hereunder or any technical data relating thereto without first complying with, and obtaining any licenses and/or other approvals required by, the United States Export Administration Act and Export Administration Regulations or any other applicable laws and regulations of the United States.

                                  ATTACHMENT A

                            2290 HARDWARE TECHNOLOGY

                             SECTION A2 - EXHIBIT 1


BELOW IS A SUBSET OF ATTACHMENT.  (TO BE DELIVERED AS SPECIFIED IN 4.01)

--------------------------------------------------------------------------------
QUANTITY                           ITEM
--------------------------------------------------------------------------------
     1       869-2777-xxxx In Circuit Test (ICT) fixture for parent board
--------------------------------------------------------------------------------
     1       869-2777-xxxx In Circuit Test (ICT) fixture for child card
--------------------------------------------------------------------------------
     1       Final assembly fixture
--------------------------------------------------------------------------------
     2       System test stations
--------------------------------------------------------------------------------



                                  ATTACHMENT B

                                    EXHIBIT 2

--------------------------------------------------------------------------
 PART                 DESCRIPTION                                 QTY/SHIP
--------------------------------------------------------------------------
   PART                               DESCRIPTION                 EST. QTY.
870-2786-8000         CHILD CARD                                       98
870-2770-8100         PARENT CARD                                      32
102-0158-0031         PRI-ISA T1/ISDN CONTROLER                       163
053-0031-0031S        10UF 20% 25V TANT                              4168
064-0040-0131S        .33UF 50V X7R DIELECTRIC                        298
064-0066-0031S        1000PF 10% 50V, NPO                            5066
064-0089-0031S        .1UF 10% 25V X7R 0805                         71814
064-0094-0031S        15PF CAP 5% 100V                               1192
120-0476-3031s        CONNECTOR, 50/50, RECEPT                       2476
132-0144-0031S        16.384 MHZ.PARALLEL RESON                       298
132-0159-0031S        38.000 MHZ, OSCLLTR.SURFC                       298
132-0163-0031S        29.4912MHZ,50PPM,SMT OSC.                       298
132-0169-0031S        25.8048 MHZ.CRYSTAL,13 PF                       298
151-0049-0031S        HP HSMG-C670,GREEN,0805                         596
202-0210-1031S        HEADER, 10 X 2, RT ANGLE                        596
202-0208-3031s        HEADER, 50/50 SHROUDED                         1784
223-0370-0031S        IC, 74ACT138 16PIN, SOIC                       1490
223-0390-0031S        74HC11 14 PIN                                   596

223-0422-0031S        74HCT30 8-INPUT NAND GATE                       596
223-0502-0031S        74ACT74 DUAL D-TYPE 14P                        3980
223-0508-0031S        74HCT273 OCTAL D-FF W/CLR                      1192
223-0515-0031S        74HCT377D OCTAL D-TYPE                         4800
223-0536-0031S        IC 74ABT244D                                    894
223-0537-0031S        IC 74ABT245                                     596
223-0604-0031S        74ACT174 HEX D FLIP-FLOP                       2366
223-0607-0031S        74ACT244 OCTAL BUFFER                         12202
223-0609-0031S        74ACT521 8-BIT COMPARATOR                      2477
223-0610-0031S        74ACT00 QUAD 2-INPUT NAND                      1295
223-0611-0031S        74ACT04 HEX INVERTER                           1788
223-0612-0031S        74ACT08 QUAD AND GATE                           894
223-0614-0031S        74ACT32 QUAD 2-INPUT OR                         894
223-0615-0031S        74ACT125 QUAD BUFFER                           1490
223-0617-0031S        74ACT151 8-INPUT MUX                            299
224-0450-0131S        32KX8 SRAM 15NS SOJ32                          1192
224-0502-0231S        DSP16A 1X CLK, 3K RAM                          2380
224-0522-0031S        SRAM 32K X 8, 70NS SOP28                        596
224-0527-0031S        MC68302-25 PQFP132                             2678
224-0569-0031S        FMIC                                            565
224-0571-0031S        128K X 8 SRAM SOP32                            7144
224-0572-0031S        16K X 16 DUAL PORT RAM                          541
224-0578-0031S        4MEG BOOT BLK FLASH                            1380
224-0652-0031S        22V10 ZERO-STANBY POWER                        2110
224-0652-0131S        PAL,PREPROGRAMMED,22V10H                       1784
224-0653-0031S        22V10,GLUE1_5.JED,84C1                         1390
224-0654-0031S        22V10,GLUE2_2.JET, A165                         706
224-8754-0311S        CAMIL 4, PQFP84                                2380
239-0026-0031         LABEL, 1" X .5"                                1190
420-0000-1108S        0 OHMS 1% 1/1OW 0805                          15472
420-1000-1108S        100 OHM 1% 1/10W, 0805                          298
420-1002-1108S        10K 1% 1/10W, 0805                            14280
420-1004-1108S        1 MEG 1% 1/10W, 0805                            298
420-1009-1108S        10 OHM-1%-1/10W RES 0805                        298
420-1109-1108S        11 OHM,1%,1/10W, 0805                         13762
420-1871-1108S        1.87K 1% 1/10W, 0805                          10712
420-2211-1128S        2.21K 1% 1/8W 1206                              298
420-3929-1108S        39.2 OHM,1%,1/10W, 0805                         298
420-4640-1108S        464 OHM 1% 1/10W, 0805                         5066
420-4751-1108S        4.75K OHM 1% 1/10W 0805                        2976
420-5119-1108S        51.1 OHMS 1% 1/10W 0805                       20852
420-6813-1108S        681K 1% 1/10W, 0805                             596
420-9310-1108S        931 0HM 1% 1/10W 0805                          5356
440-1002-0031S        RNET 10K 2% .08W SOL16                         8630
440-2202-1516S        22K RES.NETWORK 16PN                           8928

508-0001-0632         SCREW,HEX-HEAD,6-32X1/4                        3971
508-0002-0440         SCREW,HEX-HEAD, 4-40X1/4"                       709
598-0103-0031         STANDF,13/32L,F/F,632X3/8                      2000
628-0048-0231S        SWITCH-PIANO,2POS,SPST,SM                       364
628-0049-0631S        SWITCH-PIANO,6POS.SPST,SM                      1077
628-0050-0531S        SWITCH-PIANO,5POS.SPST,SM                       421
717-0010-0031         BRACKET, LAN CARD SUPPORT                       454
869-2786-5274         PWB HAWK CHILD CARD                             907
035-0308-0031         DAISY-CHAIN CABLE 7 CONN.                       169
035-0307-0031         DAISY-CHAIN CABLE 4 CONN.                       169
869-2777-5574         PWB HAWK OMU PARENT                             443